UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8‑K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 12, 2010
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant's Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended US Credit Agreement with Bank of America:

On February 12, 2010, TOR Minerals International, Inc. (the "Company", "Borrower") amended its current Credit Agreement with Bank of America, N.A. (the "Bank").  Under the terms of the amendment (the "Credit Agreement Amendment") the maturity date for the Company's Credit Agreement was extended from February 15, 2010 to August 15, 2010, at which time all debt under the Credit Agreement becomes due and payable.

The Company's Credit Agreement with the Bank consists of a revolving line of credit (the "Line") which is secured by the accounts receivable and inventory of the Company's US operation.  Under the amended credit agreement, there were no changes in borrowing limit of $2,250,000 (subject to a defined borrowing base),  interest rate of Prime plus three percent, or the loan covenants.  During December 2009, the Company repaid the outstanding balance of its term loan with Bank of America, and as of February 15, 2010, the Company had $1,650,000 drawn on the line of credit.

The Company is working to establish a corporate lending relationship with a new financial institution for the Company's US operations prior to August 15, 2010, the revised maturity date under the Credit Agreement, to permit the Company to refinance its outstanding debt with the Bank prior to its stated maturity.  If the Company is unable to refinance the debt due to the Bank prior to its stated maturity or if the Company defaults under the terms of the Credit Agreements prior to its stated maturity and the Bank were to accelerate the maturity of such indebtedness, the Company does not have sufficient liquidity to pay off the indebtedness owed to the Bank, and the Bank would be entitled to exercise all of its rights and remedies as a secured lender under the Credit Agreement.

ITEM 2.03             CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See our discussion in Item 1.01 with respect to the Company's amended Credit Agreement with Bank of America, which is incorporated herein by reference.

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ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
	Exhibit Number	Description
	10.1	Tenth Amendment to Second Amended and Restated Loan Agreement
	99.1	Press Release, dated February 16, 2010, announcing amendment to loan agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: February 16, 2010		/s/ BARBARA RUSSELL
Barbara Russell Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Tenth Amendment to Second Amended and Restated Loan Agreement
99.1	Press Release, dated February 16, 2010, announcing amendment to loan agreement
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